UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026

DAUCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14303	38-3161171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive
Detroit, Michigan  48211-1198

(Address of principal executive offices) (Zip Code)

(313) 758-2000

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	DCH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2026, Dauch Corporation (“Dauch”) completed its previously announced recommended offer to acquire the entire issued and to be issued share capital of Dowlais Group plc (name subsequently changed to Dowlais Group Limited) (“Dowlais”) (the “Business Combination”), as previously disclosed in Dauch’s Current Report on Form 8-K filed on February 3, 2026 (the “Original 8-K”). This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Dowlais and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”).

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that Dauch and Dowlais would have achieved had the companies been combined during the periods presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve after completion of the Business Combination. Except as described above, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Dowlais as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025 and 2024 with the notes related thereto and the Report of Independent Auditors thereon are filed as Exhibit 99.1 hereto and incorporated herein by reference. The consent of Deloitte LLP, independent auditors of Dowlais, is filed as Exhibit 23.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of December 31, 2025, giving effect to the Business Combination as if it had occurred on December 31, 2025, and the unaudited pro forma condensed combined statement of income for the fiscal year ended December 31, 2025, giving effect to the Business Combination as if it had occurred on January 1, 2025 and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

Exhibit No.	Description
23.1	Consent of Deloitte LLP, independent auditors (with respect to Dowlais Group Limited).

99.1	Audited consolidated financial statements of Dowlais Group Limited as of December 31, 2025 and 2024, and for each of the fiscal years ended December 31, 2025 and 2024.

99.2	Unaudited pro forma condensed combined balance sheet as of December 31, 2025 and unaudited pro forma condensed combined statement of income for the fiscal year ended December 31, 2025.

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

DAUCH CORPORATION
Date:	April 17, 2026	By:	/s/ Christopher J. May
Christopher J. May
Executive Vice President & Chief Financial Officer